EXHIBIT 99.1

J.Jill, Inc. Announces Completion of Refinancing Transaction

Quincy, MA – April 5, 2023 – J.Jill, Inc. (NYSE:JILL) (“J.Jill” or the “Company”) today announced that it has successfully completed the refinancing of its previously outstanding Priming Term Loan and Subordinated Term Loan Facilities using the proceeds from the new term loan and cash on hand. Through this refinancing transaction, the Company has replaced approximately $222 million of funded debt set to mature May 8, 2024 and November 8, 2024, with a new $175 million term loan facility (about $144 million net of cash) that matures May 8, 2028.

“We are pleased to successfully complete this debt refinancing which reduces our debt exposure and secures four years of additional term,” stated Mark Webb, Chief Financial and Operating Officer of J.Jill, Inc. “With the refinancing behind us and given the significant cash generation of the business, we now have the financial flexibility to execute on our objectives and drive total shareholder return.”

With the closing of this transaction and excluding the one-time impact of accelerated debt issuance costs, the Company expects no material changes to its interest expense in fiscal 2023.

Kirkland & Ellis LLP served as legal advisor to the Company and Jefferies LLC served as sole lead arranger with Latham & Watkins LLP as legal advisor in connection with the debt refinancing transaction.

About J.Jill, Inc.

J.Jill is a national lifestyle brand that provides apparel, footwear and accessories designed to help its customers move through a full life with ease. The brand represents an easy, thoughtful, and inspired style that celebrates the totality of all women and designs its products with its core brand ethos in mind: keep it simple and make it matter. J.Jill offers a high touch customer experience through over 200 stores nationwide and a robust ecommerce platform. J.Jill is headquartered outside Boston. For more information, please visit www.jjill.com or http://investors.jjill.com. The information included on our websites is not incorporated by reference herein.

Forward-Looking Statements

This press release contains, and oral statements made from time to time by our representatives may contain, “forward-looking statements.” All statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements, including, among others, statements under “Outlook” and other statements identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects,” “goal,” “target” (although not all forward-looking statements contain these identifying words) and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are inherently subject to a number of risks, uncertainties, potentially inaccurate assumptions and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, regional, national or global political, economic, business, competitive, market and regulatory conditions, including risks regarding: (1) our ability to successfully expand and increase sales, including by opening new retail stores on a profitable basis, to maintain and enhance a strong brand image, and to optimize our omnichannel operations; (2) changes in consumer confidence, preference and spending, and our ability to adapt to such changes; (3) the competitive environment we operate in; (4) post-pandemic changes in consumer behavior and the timeline of overall economic recovery; and (5) other factors that may be described in our filings with the Securities and Exchange Commission (the “SEC”), including the factors set forth under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 28, 2023. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. We caution investors, potential investors and others not to place considerable reliance on the forward-looking statements in this press release and in the oral statements made by our representatives. Any such forward-looking statement speaks only as of the date on which it is made. J.Jill undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Contacts:

Investor Relations:

Caitlin Churchill

ICR, Inc.

investors@jjill.com

203-682-8200

Business and Financial Media:

Ariel Kouvaras

Sloane & Company

akouvaras@sloanepr.com

973-897-6241

Brand Media:

Meredith Schwenk

J.Jill, Inc.

media@jjill.com

617-376-4399